                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.

/s/ William R. Burleigh
--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director


--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)


--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)


--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director


--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director


--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director


/s/ Kenneth W. Lowe
--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)


--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)

--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director

--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director


--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director


--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)


/s/ Joseph G. NeCastro
--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)


--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director


--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director

--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director


--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)


--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)


/s/ John H. Burlingame
--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director


--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director


--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director


--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)


--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)


--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director


/s/ Jarl Mohn
--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director

________________________________
                                          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director


--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)


--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)


--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director


--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director

/s/ Nicholas B. Paumgarten
--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.

                                            /s/ Nackey E. Scagliotti
--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director

--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)

--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)

--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director

--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director

--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director

                                            /s/ Charles E. Scripps
--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)

--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)

--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director

--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director

--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director


--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)

                                           /s/ Edward W. Scripps
--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)

--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director

--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director

--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director

--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)

--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)

                                           /s/ Paul K. Scripps
--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director

--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director

--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director

--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)

--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)

--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director

                                           /s/ Ronald W. Tysoe
--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director

--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director

                                                                      Exhibit 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in counterparts by the parties hereto in the capacities indicated below on September 27, 2002.


--------------------------------          ----------------------------------
William R. Burleigh                       Nackey E. Scagliotti
Chairman of the Board and Director        Director

--------------------------------          ----------------------------------
Kenneth W. Lowe                           Charles E. Scripps
President, Chief Executive Officer and    Director
Director  (Principal Executive Officer)

--------------------------------          ----------------------------------
Joseph G. NeCastro                        Edward W. Scripps
Senior Vice President and Chief           Director
Financial Officer (Principal
Financial and Accounting Officer)

--------------------------------          ----------------------------------
John H. Burlingame                        Paul K. Scripps
Director                                  Director

--------------------------------          ----------------------------------
Jarl Mohn                                 Ronald W. Tysoe
Director                                  Director

                                           /s/ Julie A. Wrigley
--------------------------------          ----------------------------------
Nicholas B. Paumgarten                    Julie A. Wrigley
Director                                  Director